                                                                   Exhibit 10(i)
                                                                   -------------
                           RESTATED FIRST AMENDMENT
                                      OF
                       GREEN TREE FINANCIAL CORPORATION
                          401(k) PLAN TRUST AGREEMENT

     THIS AGREEMENT, Made and entered into as of November 23, 1994, by and between GREEN TREE FINANCIAL CORPORATION, a Minnesota corporation (the "Principal Sponsor"), and FIRST TRUST NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (together with its successors, the "Trustee");

     WITNESSETH:  That

     WHEREAS, The Principal Sponsor has heretofore established and maintained a profit sharing plan (the "Plan") which, in most recent amended and restated form, is embodied in a document dated October 1, 1992 and entitled "Green Tree Financial Corporation 401(k) Plan Trust Agreement" (the "Plan Statement"); and

     WHEREAS, The Principal Sponsor has reserved to itself the power to make amendments of the Plan Statement; and

     NOW, THEREFORE, The Plan Statement is hereby amended as follows:

1. COMMITTEE NAME CHANGE. Effective January 1, 1994, Section 1.1.6 of the Plan Statement shall be amended by replacing "401(k)" with the word "Benefits."

2. ANNUAL COMPENSATION LIMIT. Effective for determining the amount of Recognized Compensation during Plan Years beginning on or after January 1, 1994,
Section 1.1.24(h) of the Plan Statement shall be amended to read in full as follows:

     (h) Annual Maximum. A Participant's Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code. In determining a Participant's Recognized Compensation, the rules of section 414(q)(6) of the Code apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and lineal descendants of the Participant who have not attained age nineteen (19) years before the close of the Plan Year; provided, however, that the rule in this sentence shall not apply to the Seven Thousand Dollar ($7,000) limit specified in Section
          2.4. If Participants are aggregated as such family members (and do not otherwise agree in writing), the Recognized Compensation of each family member shall equal the annual compensation limit under section 401(a)(17) of the Code multiplied by a fraction, the numerator of which is such family member's Recognized Compensation (before application of such annual compensation limit) and the denominator of which is the total Recognized Compensation (before application of such annual compensation limit) of all such family members. For purposes of the foregoing, the annual compensation limit under section 401(a)(17) of the Code shall be Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost of living increases) for Plan Years beginning before January 1, 1994, and shall be One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning on or after January 1, 1994.

3. COVERAGE OF EMPLOYEES. Effective for determining which persons are employed in Recognized Employment during Plan Years beginning on or after October 1, 1992, Section 1.1.25 of the Plan Statement shall be amended by adding at the end of the introductory sentence the words "employment classified by the Employer as".

4. ADP TESTING. Effective for testing the amount of elective contributions and other optional amounts during Plan Years beginning on or after January 1, 1994, Section 2.6.2(b) of the Plan Statement shall be amended to read in full as follows:

     (b) Family Member. If a highly compensated eligible employee is subject to the family aggregation rules of section 414(q)(6) of the Code because such employee is either a five percent (5%) owner or one of the ten (10) most highly compensated employees (as defined in Appendix D to this Plan Statement), the combined deferral percentage for the family group (which is treated as one highly compensated eligible employee) shall be determined by combining the amounts described in
          Section 2.6.1(c)(i) and by combining the compensation described in section 2.6.1(d) of all family members who are eligible employees.
          The family members who are aggregated with respect to a highly compensated eligible employee shall be disregarded as separate eligible employees in determining the average deferral percentage of highly compensated eligible employees and the average deferral percentage of all other eligible employees. If an eligible employee is required to be aggregated as a member of more than one family group in the Plan, all eligible employees who are members of those family groups that include that eligible employee are aggregated as one family group. With respect to any highly compensated eligible employee, "family" shall mean the employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants. The annual compensation limit under section 401(a)(17) of the Code applies to the above deferral percentage determination except that for purposes of that limit, the term "family" shall include only the spouse of the eligible employee and lineal descendants of the eligible employee who have not attained age nineteen (19) years before the close of that Plan Year. For purposes of the foregoing, the annual compensation limit under section 401(a)(17) of the Code shall be Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost of living increases) for Plan Years beginning before

          January 1, 1994, and shall be One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning on or after January 1, 1994.

5. DIRECT ROLLOVERS ACCEPTED. Effective with respect to rollover contributions made on or after January 1, 1993, Section 3.6.2 of the Plan Statement shall be amended to read as follows:

     3.6.2. Eligible Contributions. Each Participant may contribute to the Plan, within such time and in such form and manner as may be prescribed by the Committee in accordance with those provisions of federal law relating to rollover contributions, cash (or the cash proceeds from distributed property) received by the Participant in an eligible rollover distribution from a qualified plan or from an individual retirement account or annuity established solely to hold such eligible rollover distribution. Also, the Committee may establish rules and conditions regarding the acceptance of direct rollovers under Section 401(a)(31) of the Code from trustees or custodians of other qualified pension, profit sharing or stock bonus plans.

6. ACP TEST. Effective with respect to contributions made for Plan Years beginning on or after January 1, 1994, Section 3.7.2(b) of the Plan Statement shall be amended to read in full as follows:

     (b) Family Member. If a highly compensated eligible employee is subject to the family aggregation rules of section 414(q)(6) of the Code because such employee is either a five percent (5%) owner or one of the ten (10) most highly compensated employees (as defined in Appendix
          D), the combined contribution percentage for the family group (which is treated as one highly compensated eligible employee) shall be determined by combining the amounts described in Section 3.7.1(c)(i) and by combining the compensation described in section 3.7.1(d) of all family members who are eligible employees. The family members who are aggregated with respect to a highly compensated eligible employee shall be disregarded as separate eligible employees in determining the average contribution percentage of highly compensated eligible employees and the average contribution percentage of all other eligible employees. If an eligible employee is required to be aggregated as a member of more than one family group in the Plan, all eligible employees who are members of those family groups that include that eligible employee are aggregated as one family group. With respect to any highly compensated eligible employee, "family" shall mean the employee's spouse and lineal ascendants and descendants and the spouses of such lineal ascendants and descendants. The limit on annual compensation under section 401(a)(17) of the Code applies to the above contribution percentage determination except that for purposes of that limit, the term "family" shall include only the spouse of the eligible employee and lineal descendants of the eligible employee who have not attained age nineteen (19) years before the close of that Plan Year. For purposes of the foregoing, the annual compensation limit under section 401(a)(17) of the Code shall be Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost of living increases) for Plan Years beginning before January 1, 1994, and shall be One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning on or after January 1, 1994.

7.   ESTABLISHMENT OF SUBFUNDS.   Effective January 1, 1994, Section 4.1 of the
Plan Statement shall be amended by adding a new Section 4.1.4 which shall read in full as follows:

     4.1.4. ERISA Section 404(c) Compliance. If the Committee and the Trustee agree, the Committee may establish investment subfunds and operational rules which are intended to satisfy section 404(c) of ERISA and the regulations thereunder. Such investment subfunds shall permit Participants and Beneficiaries the opportunity to choose from at least three investment alternatives, each of which is diversified, each of which present materially different risk and return characteristics, and which, in the aggregate, enable Participants and Beneficiaries to achieve a portfolio with appropriate risk and return characteristics consistent with minimizing risk through diversification. Such operational rules shall provide the following, and shall otherwise comply with section 404(c) of ERISA and the regulations and rules promulgated thereunder from time to time:

     (a) Participants and Beneficiaries may give investment instructions to the Trustee at least once every three months;

     (b) the Trustee must follow the investment instructions of Participants and Beneficiaries that comply with the Plan's operational rules, provided that the Trustee may in any event decline to follow any investment instructions that:

            (i) would result in a prohibited transaction described in section
                406 of ERISA or section 4975 of the Code;

           (ii) would result in the acquisition of an asset that might generate income which is taxable to the Plan;

          (iii) would not be in accordance with the documents and instruments governing the Plan insofar as they are consistent with Title I of ERISA;

          (iv) would cause a fiduciary to maintain indicia of ownership of any assets of the Plan outside of the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA and Department of Labor regulation section 2050.404b-1;

           (v)  would jeopardize the Plan's tax status under the Code;

          (vi) could result in a loss in excess of a Participant's or Beneficiary's Account balance;

     (c) Participants and Beneficiaries shall be periodically informed of actual expenses to their Accounts which are imposed by the Plan and which are related to their Plan investment decisions.

     (d) with respect to any subfund consisting of Employer securities and intended to satisfy the requirements of section 404(c) of ERISA, (i) Participants and Beneficiaries shall be entitled to all voting, tender and other rights appurtenant to the ownership of such securities, (ii) procedures shall be established to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by ERISA, and (iii) the Trustee shall ensure the sufficiency of and compliance with such confidentiality procedures.

8. DIRECT ROLLOVER RULES. Effective for distributions payable on or after January 1, 1993, Section 7.1 of the Plan Statement shall be amended by adding thereto new Sections 7.1.4 and 7.1.5 which shall read in full as follows:

     7.1.4. Notices. The Committee will issue such notices as may be required under sections 402(f), 411(a)(11) and other sections of the Code in connection with distributions from the Plan. No distribution will be made unless it is consistent with such notice requirements. Distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations or the notice required under section 1.402(f)-2T of the Income Tax Regulations is given, provided that:

     (a) The Committee clearly informs the Distributee that the Distributee has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect distribution and, if applicable, a particular distribution option); and

     (b) The Distributee, after receiving the notice, affirmatively elects a distribution.

     7.1.5. Direct Rollover. A Distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover. A Distributee who is eligible to elect a direct rollover includes only a Participant, a Beneficiary who is the surviving spouse of a Participant and a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Appendix C.

     (a) Eligible rollover distribution means any distribution of all or any portion of a Total Account to a Distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such Distributee or the joint and last survivor life expectancy of such Distributee and such Distributee's designated Beneficiary, and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and (iv) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) Eligible retirement plan means (i) an individual retirement account described in section 408(a) of the Code, or (ii) an individual retirement annuity described in section 408(b) of the Code, or (iii) an annuity plan described in section 403(a) of the Code, or (iv) a qualified trust described in section 401(a) of the Code that accepts the eligible rollover distribution. However, in the case of an eligible rollover distribution to a Beneficiary who is the surviving spouse of a Participant, an eligible retirement plan is only an individual retirement account or individual retirement annuity as described in section 408 of the Code.

     (c) Direct rollover means the payment of an eligible rollover distribution by the Plan to the eligible retirement plan specified by the Distributee who is eligible to elect a direct rollover.

9.   REENROLLMENT. Effective October 1, 1992, the third sentence of Section
7.7.4 of the Plan Statement shall be amended to read in full as follows:

Thereafter, the Participant may, upon giving written notice to the Committee, enter into a new Retirement Savings Agreement effective as of the payday on or after any subsequent Enrollment Date following such twelve (12) month period, provided the Participant is in Recognized Employment on that date.

10. ANCILLARY SERVICES. Effective for Plan Years beginning on or after October 1, 1992, Section 10.6(d) of the Plan Statement shall be amended to read in full as follows:

     (d) To hold uninvested reasonable amounts of cash whenever it is deemed advisable to do so, and to deposit the same, with or without interest, in the commercial or savings departments of any corporate Trustee serving hereunder or of any other bank, trust company or other financial institution including those affiliated in ownership with the Trustee named in the Plan Statement.

11. SECTION 415 APPENDIX. Effective for Plan Years beginning on or after October 1, 1992, the Appendix A to the Plan Statement shall be amended by substituting therefore the Appendix A attached to this Amendment.

12. TOP HEAVY APPENDIX. Effective for Plan Years beginning on or after October 1, 1992, the Appendix B to the Plan Statement shall be amended by substituting therefore the Appendix B attached to this Amendment.

13. QDRO APPENDIX. Effective for Plan Years beginning on or after January 1, 1993, the Appendix C to the Plan Statement shall be amended by substituting therefore the Appendix C attached to this Amendment.

14. HCE APPENDIX. Effective for Plan Years beginning on or after October 1, 1992, the Appendix D to the Plan Statement shall be amended by substituting therefore the Appendix D attached to this Amendment.

15. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.


     IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.


FIRST TRUST NATIONAL                           GREEN TREE FINANCIAL
  ASSOCIATION                                    CORPORATION



By  //s// Harold Orcutt                        By //s// Barbara J. Didrikson
    -------------------                        -----------------------------
     Its  Vice President                          Its Vice President
          --------------                              ----------------------


And //s//Debra Rosenberg                       And
    --------------------                           -------------------------
     Its  Vice President                           Its
          --------------                              ----------------------

                               SECOND AMENDMENT
                                      OF
                       GREEN TREE FINANCIAL CORPORATION
                          401(k) PLAN TRUST AGREEMENT


     THIS AGREEMENT, Made and entered into as of August 22, 1996, by and between GREEN TREE FINANCIAL CORPORATION, a Minnesota corporation (the "Principal Sponsor"), and FIRST TRUST NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (together with its successors, the "Trustee");

     WITNESSETH:  That

     WHEREAS, The Principal Sponsor has heretofore established and maintained a profit sharing plan (the "Plan") which, in most recent amended and restated form, is embodied in a document dated October 1, 1992 and entitled "Green Tree Financial Corporation 401(k) Plan Trust Agreement" (the "Plan Statement"), as amended by a First Amendment dated November 23, 1994; and

     WHEREAS, The Principal Sponsor has reserved to itself the power to make amendments of the Plan Statement; and

     NOW, THEREFORE, The Plan Statement is hereby further amended as follows:

1. ELIGIBILITY. Effective for each employee whose first Hour of Service for Green Tree Financial Corporation occurs on or after January 2, 1996, Section 2.1 of the Plan Statement shall be amended to read in full as follows:

2.1. General Eligibility Rule.

     2.1.1.  General Rule.  Each employee who: (a) has attained age twenty-one
(21) years, (b) is initially hired into Recognized Employment, and (c) is then scheduled to have at least one thousand (1,000) Hours of Service in the first twelve (12) months of employment, shall become a Participant on the first Enrollment Date that is coincident with or next following the date that is six
(6) months after the employee's first day of Recognized Employment. However, if the employee is not scheduled to have at least one thousand (1,000) Hours of Service in the first twelve (12) months of employment on the date that is six
(6) months after the employee's first day of Recognized Employment, this paragraph shall not apply to that employee.

     2.1.2. ERISA Fail-Safe Rule. Notwithstanding the foregoing, an employee shall become a Participant on the Enrollment Date coincident with or next following the date as of which the employee has attained age twenty-one (21) years and completed one (1) year of Eligibility Service, if the employee is then employed in Recognized Employment. If the employee is not then employed in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which such employee enters Recognized Employment.

     DEFERRAL LIMITATION. Effective for Retirement Savings elections made on or after October 1, 1996, Section 2.4 of the Plan Statement shall be amended to read in full as follows:

2.4. Retirement Savings Agreement. Subject to the following rules, the Retirement Savings Agreement which each Participant may execute shall provide for elective contributions through a reduction equal to not less than one percent (1%) nor more than fifteen percent (15%) of the amount of Recognized Compensation which otherwise would be paid to the Participant by the Employer each payday. Such elective contributions, however, shall not exceed Seven Thousand Dollars ($7,000) under the Plan and any other plan of the Employer and Affiliates for that Participant's taxable year. Such Seven Thousand Dollar ($7,000) limit shall be adjusted for cost of living at the same time and in the same manner as under section 415(d) of the Code. The Committee may, from time to time under rules, change the minimum and maximum allowable elective contributions. The reductions in earnings for elective contributions agreed to by the Participant shall be made by the Employer from the Participant's remuneration each payday on and after the Enrollment Date for so long as the Retirement Savings Agreement remains in effect.

2. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.


     IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.


FIRST TRUST NATIONAL                    GREEN TREE FINANCIAL
   ASSOCIATION                             CORPORATION



By  //s// Harold Orcutt                 By  //s// Barbara Didrikson
    ------------------------------          ------------------------------

  Its  Vice President                     Its  Vice President
       ---------------------------             ---------------------------


And  //s// Scott C. Curtiss             And  //s// Richard G. Evans
     -----------------------------           -----------------------------

  Its  Vice President                     Its  Executive Vice President
      ----------------------------             ---------------------------

                                THIRD AMENDMENT
                                      OF
                       GREEN TREE FINANCIAL CORPORATION
                          401(k) PLAN TRUST AGREEMENT



     THIS AGREEMENT, Made and entered into as of December 30, 1996, by and between GREEN TREE FINANCIAL CORPORATION, a Minnesota corporation (the "Principal Sponsor"), and FIRST TRUST NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as trustee (together with its successors, the "Trustee");

     WITNESSETH:  That

     WHEREAS, The Principal Sponsor has heretofore established and maintained a profit sharing plan (the "Plan") which, in most recent amended and restated form, is embodied in a document dated October 1, 1992 and entitled "Green Tree Financial Corporation 401(k) Plan Trust Agreement" (the "Plan Statement"), as amended by a First Amendment dated November 23, 1994 and by a Second Amendment dated September 17, 1996; and

     WHEREAS, The Principal Sponsor has reserved to itself the power to make further amendments of the Plan Statement; and

     NOW, THEREFORE, The Plan Statement is hereby further amended as follows:

1. SPECIAL RULES FOR EMPLOYEES TRANSFERRED FROM FINOVA. Effective as of October 19, 1996, Section 1 of the Plan Statement shall be amended by adding a new Section 1.4 to read in full as follows:

1.4. Special Rules for Employees Transferred From FINOVA.  Any employee who:

     (a) is a "Transferred Employee" as defined in Section 5.6(a) of the Stock Purchase Agreement dated as of October 19, 1996, between the Principal Sponsor and FINOVA Capital Corporation,

     (b)  enters Recognized Employment, and

     (c) was immediately before such entry a participant in a plan sponsored by FINOVA Capital Corporation that is qualified under Code section 401(a) and 401(k),

shall become a Participant upon the date of such entry (and such date shall, with respect to such employee, be considered an Enrollment Date under Section 1.1.11). For any Transferred Employee described in Section 1.4(a) above, all prior service with FINOVA Capital Corporation (or any member of its "controlled group" under Code sections 414(b) or (c)) shall be considered service with an Affiliate for all purposes of this Plan.

2. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.

     IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.

FIRST TRUST NATIONAL ASSOCIATION        GREEN TREE FINANCIAL CORPORATION


By //s// Scott C. Curtiss               By //s// Richard G. Evans
   ----------------------                  ----------------------

   Its Vice President                      Its Executive Vice President
       --------------                          ------------------------



And //s//Deb Marchoff                   And //s// Barbara Didrikson
    -----------------                   -----------------------

    Its Senior Vice President               Its Vice President
        ---------------------                   --------------

                                       2